SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2002

APPLIED MICROSYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON (State or other jurisdiction of incorporation or organization)	0-26778 (Commission File Number)	91-1074996 (I.R.S. Employer) Identification No.)

5020 148th Avenue NE
Redmond, Washington 98052
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 882-2000

SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

     On December 23, 2002, Applied Microsystems Corporation (“the Company”) received a Nasdaq Staff Determination indicating that the Company fails to comply with the minimum stockholders’ equity requirement for continued listing set forth in Marketplace Rule 4310(c)(2)(B). In addition, the Staff notified the Company that it did not comply with the minimum bid price of its common stock requirement set forth in Marketplace Rule 4450(e)(2) or the market value of public float requirement, and that its common stock will be delisted from the Nasdaq SmallCap Market as of the opening of business on January 3, 2003.

     A copy of the Company’s press release announcing the Nasdaq Staff Determination is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements And Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release of Applied Microsystems Corporation dated December 30, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Microsystems Corporation

December 31, 2002	By:	/s/ Robert C. Bateman

Robert C. Bateman Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Applied Microsystems Corporation dated December 30, 2002